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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File No. 33-91238, File No. 33-94878, File No. 33-99728 and File No. 333-37795).



                                       /S/ ARTHUR ANDERSEN LLP

Chattanooga, Tennessee
March 27, 1998